Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18. Commitments and Contingencies

Contingent Commitments—We had commitments to make investments, primarily capital contributions to investment funds, of $962 million and $825 million as of December 31, 2016 and 2015, respectively. We expect most of our current commitments will be invested over the next five years; however, these commitments could become due any time upon counterparty request.

Funding Agreements—We are a member of the Federal Home Loan Bank (FHLB) of Indianapolis and Des Moines. Through membership, we have issued funding agreements with a carrying value of $691 million and $1,112 million as of December 31, 2016 and 2015, respectively, to the FHLB in exchange for cash advances. We are required to provide collateral in excess of the funding agreements, considering any discounts to the securities posted and prepayment penalties.

We have a funding agreement backed notes (FABN) program, which allows Athene Global Funding, a special purpose, non-affiliated statutory-trust to offer up to $5 billion of its senior secured medium-term notes. Athene Global Funding uses the net proceeds from each sale to purchase one or more funding agreements from us. Funding agreements issued under this program have a carrying value of $246 million and $250 million as of December 31, 2016 and 2015, respectively. In the first quarter of 2017, we issued an additional $650 million in funding agreements under this program.

Pledged Assets and Funds in Trust (Restricted Assets)—The total restricted assets included on the consolidated balance sheets are as follows:

	December 31,
(In millions)	2016	2015
AFS securities
Fixed maturity	$1,535	$1,865
Equity	40	56
Investment funds	25	27
Mortgage loans	1,003	1,134
Short-term investments	15	—
Restricted cash	57	116
Total restricted assets	$2,675	$3,198

The restricted assets are primarily a result of the FHLB funding agreements described above. Additionally, we have established reinsurance trusts of assets equal to statutory reserves, plus an additional amount of assets, as a result of coinsurance agreements with Transamerica Life Insurance Corporation.

Litigation, Claims and Assessments—On June 12, 2015, a putative class action complaint was filed in the United States District Court, Northern District of California against us. The complaint, which is similar to complaints recently filed against other large insurance companies, primarily alleges that captive reinsurance and other transactions had the effect of misrepresenting the financial condition of AAIA. The complaint purports to be brought on behalf of a class of purchasers of annuity products issued by AAIA between 2007 and the present. There are also various allegations related to the purchase of Aviva USA and concerning entry into a modco transaction with ALRe in October 2013. The suit asserts claims of violation of the Racketeer Influenced and Corrupt Organizations Act and seeks compensatory damages, trebled, in an amount to be determined, costs and attorneys' fees. On March 25, 2016, the matter was transferred to the United States District Court, Southern District of Iowa. On May 25, 2016, the court granted plaintiff’s motion to file an amended complaint dropping plaintiff Silva and defendant Aviva plc. We moved to dismiss that complaint on June 30, 2016, and the motion was fully briefed as of September 8, 2016. On November 4, 2016 and November 14, 2016, the court stayed consideration of the motion to dismiss pending a ruling from the United States Court of Appeals for the Eighth Circuit in a similar case which will likely affect the disposition of our motion. See Ludwick v. Harbinger Grp., Inc., 161 F. Supp. 3d 769 (W.D. Mo. 2016), appeal docketed, No. 16-1561 (8th Cir.). We believe we have meritorious defenses to the claims set forth in the amended complaint and intend to vigorously defend the litigation and seek dismissal of the amended complaint. In light of the inherent uncertainties involved in this matter, reasonably possible losses, if any, cannot be estimated at this time.

On July 27, 2015, a putative class action complaint was filed in the United States District Court, District of Massachusetts, against us. An amended complaint was filed on December 18, 2015. The complaint alleges a putative class action on behalf of all persons who are the beneficial owners of assets which were used to purchase structured settlement annuities that Aviva London Assignment Corporation, Aviva Life Insurance Company and CGU International Insurance, plc (Aviva Entities) or their predecessors, as applicable, delivered to purchasers on or after April 1, 2003. The complaint alleges that the Aviva Entities sold structured settlement annuities to the public on the basis that such products were backed by a capital maintenance agreement by CGU International Insurance, plc, which was alleged as a source of great financial strength. The complaint further alleges that the Aviva Entities used this capital maintenance agreement to enhance the sales volume and raise the price of the annuities. The complaint claims that, as a result of Aviva USA’s sale to AHL, the capital maintenance agreement terminated. According to the complaint, no notice was provided to the owners of the structured settlement annuities and the termination of the capital maintenance agreement constituted a breach of contract and the plaintiff further asserts other causes of action. AHL is a named defendant due to its purchase of Aviva USA, and AAIA and Athene London Assignment are named as successors to Aviva Life Insurance Company and Aviva London Assignment Corporation, respectively. The defendants have answered and are engaged in the discovery process. We believe that we have meritorious defenses to the claims set forth in the complaint and intend to vigorously defend the litigation. In light of the inherent uncertainties involved in this matter, reasonably possible losses, if any, cannot be estimated at this time.

The Internal Revenue Service (IRS) has completed its examinations of the 2006 through 2010 Aviva USA tax years. Aviva USA agreed to all adjustments that were proposed with respect to those tax years with two exceptions: (1) AAIA’s treatment of call options used to hedge fixed indexed annuity (FIA) liabilities for the tax years 2008–2010 and (2) the disallowance of offsetting tax deductions taken by AAIA and taxable income reported by the non-life subgroup with respect to unpaid independent marketing organization commissions. The first adjustment to which Aviva USA did not agree would disallow deductions of $191 million, $154 million and $76 million for 2008, 2009 and 2010, respectively. The second adjustment to which Aviva USA did not agree would increase non-life net operating losses and decrease AAIA net operating losses by $16 million in each of 2009 and 2010. Taxes, penalties and interest with respect to these two issues for the years under audit are potentially subject to indemnification by Aviva plc. Athene USA has been unable to negotiate a favorable settlement of this issue with the IRS, and has reserved its right to contest the adjustment in federal court. If the IRS position is upheld in federal court, Athene USA expects that it would owe tax of $120 million, plus interest, for tax years ending on or before October 2, 2013, which are subject to indemnification by Aviva plc as described above. The treatment of FIA hedges is a recurring issue as to the timing of the related deductions and could affect the current income tax incurred in periods after October 2, 2013, which are not subject to indemnification by Aviva plc. Given that the disallowance of a deduction in one period results in an increased deduction in a future period, AHL does not expect that there will be any material impact to its financial condition resulting from this issue.

In 2000 and 2001, two insurance companies which were subsequently merged into AAIA purchased from American General Life Insurance Company (American General) broad based variable corporate-owned life insurance (COLI) policies that, as of December 31, 2016, had an asset value of $327 million, and is included in other assets on the consolidated balance sheets. In January 2012, the COLI policy administrator delivered to AAIA a supplement to the existing COLI policies and advised that American General and ZC Resource Investment Trust (ZC Trust) had unilaterally implemented changes set forth in the supplement that if effective, would: (1) potentially negatively impact the crediting rate for the policies and (2) change the exit and surrender protocols set forth in the policies. In March 2013, AAIA filed suit against American General, ZC Trust, and ZC Resource LLC in Chancery Court in Delaware, seeking, among other relief, a declaration that the changes set forth in the supplement were ineffectual and in breach of the parties’ agreement. The parties filed cross motions for judgment as a matter of law, and the court granted defendants’ motion and dismissed without prejudice on ripeness grounds. The issue that negatively impacts the crediting rate for one of the COLI policies has been triggered and we will pursue further adjudication. If the supplement is ultimately deemed to be effective, the purported changes to the policies could impair AAIA’s ability to access the value of guarantees associated with the policies. The value of the guarantees included within the asset value reflected above are $159 million as of December 31, 2016.